                                                               EXHIBIT 10.19B

October 21, 1998



Respironics Georgia, Inc.
1255 Kennestone Circle
Marietta, GA 30066

RE:  AMENDMENT TO PURCHASING AND LICENSING AGREEMENT

This letter serves to amend certain terms (the "Amendment") of the Purchasing and Licensing Agreement (the "Agreement") dated June 19, 1996 by and between Respironics Georgia, Inc., f/k/a/ Healthdyne Technologies, Inc. ("RIGA"), and SpectRx, Inc. (SpectRx"). Capitalized terms used herein and not otherwise defined shall have the meaning assigned to such terms in the Agreement.

The parties to this Amendment agree that the Agreement is hereby amended to include or restate, as the case may be, the following terms and conditions.

         1. A number of events have led to this Amendment and will be recited below. First, RIGA merged with Respironics, Inc. effective February 11, 1998. Second, the Milestone Deadline set forth in Section 14.5 of the Agreement has passed without the milestone applicable thereto being achieved. Work to date indicates that SpectRx will be able to complete a device that measures bilirubin in accordance with the Revised PRD for use prior to phototherapy ("Pre-Phototherapy device"). The parties have agreed to utilize the Pre-Phototherapy device in resetting certain milestones.

         2. Immediately upon completion of the Pre-Phototherapy device meeting the revised product requirement document dated September 15, 1998 and attached hereto as Exhibit A ("Revised PRD"), [*]

         3. If SpectRx is unable to achieve the performance goals for the [*] of the Instrument as set forth in the Revised PRD, SpectRx will then enter into a second amendment to the Agreement augmenting the marketing license provided for therein to grant to RIGA an exclusive license (free of license fees and for the Term set forth in Section 14.1) within the Territory for the following three software and hardware application [*] to the extent these applications are developed by SpectRx:

                             [*]
                             [*]
                             [*]

Although SpectRx intends to undertake a reasonable business effort development program in [*] there is no assurance of success. If successful, [*] are



[*] to be redacted
envisioned to encompass software and possibly a Disposable specific to the application [*]

Although no license fees are due in respect of the upgrade products, RIGA agrees to purchase the Instruments, Disposables and Accessories, in accordance with
Section 4 of the Agreement. The parties agree to negotiate price and other similar terms in good faith, in a like manner to and consistent with the current provisions contained in the Agreement governing the Instrument. In the event the Disposable is developed, SpectRx and RIGA will follow the existing formula under the Agreement for profit and expense distribution on disposable sales.

         4. The first sentence of Section 14.5 of the Agreement is deleted and replaced by the following:

         In the event that RIGA or SpectRx has not filed a 510K submission for a Pre-Phototherapy device and received regulatory clearance necessary for the marketing and sale of that device in Canada by January 1, 1999 ("Revised Section 14.5 Deadline"), RIGA shall have the right to assume the Commercialization Efforts with respect to the Licensed Products as set forth in Section 3.1 and on Exhibit E. The Revised Section 14.5 Deadline shall be extended by any delay caused by RIGA: (i ) in the filing of such 510K submission; (ii) in the work preparatory thereto required to be performed by RIGA, such as completion of clinical trials and reporting as to same; or (iii) in the work required to be performed by RIGA with respect to preparation for sales in Canada. RIGA acknowledges that both of the conditions set forth in the first sentence have been satisfied i.e., the referenced 510K submission has been made and Canadian clearance has been obtained.

         5. The transfer price in Section 6.1 is increased from [*]

         6. The fourth sentence in Section 3.2 of the Agreement is deleted and replaced by the following sentence:

         Each such milestone payment shall be due and payable only upon completion of the corresponding milestone as set forth in Exhibit E, as amended.

         7. The word "following" is deleted from the sixth sentence in Section
3.2 of the Agreement.

         8. RIGA's address for notices in Section 16-8 of the Agreement is changed as follows:

                  RIGA:      Respironics, Georgia, Inc.
                             1255 Kennestone Circle
                             Marietta Georgia 30066
                             Attention: Group Vice President



[*] to be redacted

         With a copy to:     Respironics, Inc.
                             1501 Ardmore Boulevard
                             Pittsburgh, Pennsylvania 15221
                             Attention: General Counsel

         9. Everything in Exhibit E including and following the "FDA Approval" milestone originally scheduled for May 15, 1997 is deleted and replaced by the Amendment to Exhibit E attached hereto.

         10. Exhibit G is deleted in its entirety and replaced by the Amendment to Exhibit G attached hereto.

         11. Except as expressly provided for herein, the Agreement shall remain in full force and effect and nothing herein shall be construed as a modification or waiver by RIGA or SpectRx of any rights or remedies under the Agreement.

Please countersign and return one copy of this letter as confirmation of RIGA's agreement to all statements and amended terms herein.

Sincerely,

SPECTRX, INC.



---------------------------------

Mark Samuels
President and CEO

Accepted and agreed to:

RESPIRONICS GEORGIA, INC.



---------------------------------
Name
    -----------------------------
Title
     ----------------------------



[*] to be redacted

                             AMENDMENT TO EXHIBIT E
                              REMAINING MILESTONES


---------------------------------------------------------------------------------------------------------------------------
 Original Estimated Date      Revised Estimated         Dollars(1)                   Milestone
                                    Date             (In Thousands)
---------------------------------------------------------------------------------------------------------------------------
           [*]                  Fourth Qtr/98              [*]          FDA approval of pre-phototherapy claim
---------------------------------------------------------------------------------------------------------------------------

           [*]                       TBA                   [*]          [*]
---------------------------------------------------------------------------------------------------------------------------
           [*]                       TBA                   [*]          Acceptance by RIGA of quantities delivered
                                                                        pursuant to first purchase order pre-phototherapy
                                                                        claim
---------------------------------------------------------------------------------------------------------------------------
           [*]                       TBA                   [*]          Acceptance by RIGA of quantities delivered
                                                                        pursuant to first purchase order [*]
---------------------------------------------------------------------------------------------------------------------------
           [*]                       TBA                   [*]          First anniversary of acceptance of first purchase
                                                                        order quantities pre-phototherapy claim delivered
                                                                        by SpectRx
---------------------------------------------------------------------------------------------------------------------------
           [*]                       TBA                   [*]          First anniversary of acceptance of first purchase
                                                                        order quantities [*] delivered by SpectRx
---------------------------------------------------------------------------------------------------------------------------



-----------------------

(1)  Payment due at time of milestone completion

                             AMENDMENT TO EXHIBIT G

                               MINIMUM UNIT SALES
                                   INSTRUMENT

                                                        Column A               OR                  Column B
---------------------------------------------------------------------------------------------------------------------------

      Year after 510K Clearance for                   Pre-Phototherapy                               [*]
         Pre-Phototherapy device                       510K Clearance
---------------------------------------------------------------------------------------------------------------------------
                   0-1                                      [*]                                      [*]
---------------------------------------------------------------------------------------------------------------------------
                 Year 2                                     [*]                                      [*]
---------------------------------------------------------------------------------------------------------------------------
                 Year 3                                     [*]                                      [*]
---------------------------------------------------------------------------------------------------------------------------
                 Year 4                                     [*]                                      [*]
---------------------------------------------------------------------------------------------------------------------------
                 Year 5                                     [*]                                      [*]
---------------------------------------------------------------------------------------------------------------------------
              After Year 5                                  [*]                                      [*]
---------------------------------------------------------------------------------------------------------------------------

The minimum unit sales for the Instrument will be the relevant total under Column A until, if ever, the [*] has received 510K clearance. Thereafter, the minimum unit sales shall be the total under Column B.

                          MINIMUM UNIT SALES DISPOSABLE

RIGA's minimum unit sales for Disposables from SpectRx will be:

Year 2 Following Commercialization:         [*]

Year 3 Following Commercialization:         [*]

Year 4 Following Commercialization:         [*]

Year 5 Following Commercialization:         [*]

Year 6 Following Commercialization
   and Onward:                              [*]

                                      -2-